January  31, 1998 as supplemented on May 15, 1998



STRATEGY FUNDS



Strategy Income Fund
Strategy Growth and Income Fund
Strategy Growth Fund
Strategy Aggressive Growth Fund





FIRST AMERICAN
     STRATEGY FUNDS, INC.


PROSPECTUS


[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

TABLE OF CONTENTS


Summary                                   2
 ............................................
Fees and Expenses                         5
 ............................................
Financial Highlights                      8
 ............................................
The Funds                                10
 ............................................
Investment Objectives and Policies       10
 ............................................
The Underlying Funds                     14
 ............................................
Management                               24
 ............................................
Distributor                              28
 ............................................
Investing in the Funds                   29
 ............................................
Redeeming Shares                         31
 ............................................
Determining the Price of Shares          33
 ............................................
Federal Income Taxes                     34
 ............................................
Fund Shares                              35
 ............................................
Calculation of Performance Data          35
 ............................................
Special Investment Methods               37
 ............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and
Other Affiliates                         46
 ............................................

FIRST AMERICAN STRATEGY FUNDS, INC.


    PROSPECTUS

    The shares described in this Prospectus represent interests in First American Strategy Funds, Inc., which consists of the following mutual funds (the "Funds"):


    *   INCOME FUND


    *   GROWTH AND INCOME FUND


    *   GROWTH FUND


    *   AGGRESSIVE GROWTH FUND



    As described in this Prospectus, the Funds' investment objectives are intended to provide differing balances between the objectives of current income and of growth of capital. Each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment adviser, U.S. Bank National Association acting through its First American Asset Management group. In managing the Funds, the investment advisor will allocate and re-allocate the Funds' assets among such other mutual funds within predetermined ranges, expressed as percentages of the Funds' net assets.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998, for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (888) 997-8728 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

    SUMMARY

    First American Strategy Funds, Inc. ("FASF") is an open-end investment company which offers shares in four different mutual funds (the "Funds"). The Funds' investment objectives are intended to provide differing balances between the objectives of current income and of growth of capital. These investment objectives are as follows:

    INCOME FUND seeks to provide a high level of current income consistent with limited risk to capital. The Fund's limited equity component is designed to help offset inflation and provide a source for potential increases in income over time.

    GROWTH AND INCOME FUND seeks to provide both capital growth and current income through a balanced approach to equity securities and fixed-income investments.

    GROWTH FUND seeks to provide capital growth with a moderate level of current income. The Fund provides high allocations to various equity categories including small company and international company equity securities.

    AGGRESSIVE GROWTH FUND seeks to provide a high level of capital growth. The Fund provides high allocations to various equity categories including small company and international company equity securities and may include high allocations to technology and health care company equity securities.


    Each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds (the "Underlying Funds") which are also advised by the Funds' investment advisor. In managing the Funds, the investment advisor will allocate and re-allocate the Funds' assets among the Underlying Funds within predetermined ranges, expressed as percentages of the Funds' net assets. These ranges, and the investment advisor's allocations within the ranges, are intended to reflect the Funds' differing balances between the investment objectives of current income and of growth of capital.


    The Underlying Funds include ten equity funds, one fixed income fund, and one money market fund. The equity funds and the fixed income fund comprise separate series of First American Investment Funds, Inc. ("FAIF"), and the money market fund comprises a separate series of First American Funds, Inc. ("FAF"). The predetermined ranges within which the Funds' assets may be allocated are set forth below under the caption "Investment Objectives and Policies," and detailed information concerning the Underlying Funds is set forth below under the caption "The Underlying Funds." Each of the Funds is a non-diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").


    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor") or "U.S. Bank", acting through its First American Asset Management group, serves as investment advisor to each of the Funds. See "Management."


    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

    OFFERING PRICES; EXPENSES. Shares of the Funds are sold at net asset value without any front-end or deferred sales charges. Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of average daily net assets. See "Investing in the Funds" and "Distributor."


    Investors in the Funds will bear their proportionate share of the expenses of the Funds (including operating costs, administrative fees and, to the extent not waived, investment advisory fees) and, in addition, will indirectly bear similar expenses of the Underlying Funds. Some investors (primarily certain institutional investors which are eligible to purchase the "no load" class of Underlying Fund shares) might be able to realize lower aggregate charges and expenses by investing directly in the Underlying Funds, rather than investing indirectly in the Underlying Funds by purchasing Fund shares. An investor who chooses to invest directly in the Underlying Funds rather than purchasing Fund shares would, however, forego the asset allocation services provided by the Advisor in its management of the Funds. See "Fees and Expenses -- Information Concerning Fees and Expenses."

    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."


    EXCHANGES. Shares of any Fund may be exchanged for shares of any other Fund at the shares' respective net asset values with no additional charge. Shares of the Funds may not be exchanged for shares of the Underlying Funds, other than Class A Shares of FAF's Prime Obligations Fund. See "Investing in the Funds -- Exchange Privilege."

    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

    RISKS TO CONSIDER. An investment in any of the Funds involves certain risks. These include the following:


    ACTIVE MANAGEMENT. The performance of the Funds will reflect in part the ability of the Advisor to make asset allocation and other investment decisions which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.


    ADDITIONAL EXPENSES. Investing in the Underlying Funds through the Funds involves certain additional expenses that would not be present in a direct investment in the Underlying Funds. See "Fees and Expenses -- Information Concerning Fees and Expenses."

    RISKS ASSOCIATED WITH THE UNDERLYING FUNDS. The risks associated with the Underlying Funds are discussed in greater detail under "The Underlying Funds." These risks include, among others:

    * The Underlying Funds are actively managed, and therefore may underperform other mutual funds with similar investment objectives.

    * Each of the Underlying Funds is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, it may be expected that the net asset values of Underlying Funds which are permitted to invest higher proportions of their assets in equity funds may be more volatile than Underlying Funds which are limited to lower proportions.

    * Certain of the Underlying Funds may (i) invest in small-capitalization companies; (ii) concentrate their investments in a single or related economic sectors; (iii) invest in real estate investment trusts; (iv) invest in securities of foreign issuers; (v) in the case of one Underlying Fund, invest a significant portion of its assets in less than investment grade debt securities; and (vi) engage (but not for speculative purposes) in options and futures transactions.

    * The Underlying Fund which invests primarily in debt securities is subject to interest rate risk, credit risk, call risk, and certain risks associated with investing in mortgage-backed securities. In addition, to the limited extent to which several other Underlying Funds may invest in fixed-rate debt securities, they also are subject to interest rate risk, credit risk, and call risk.

    POSSIBLE CONFLICTS OF INTEREST AND RECEIPT OF SECURITIES. It is possible that situations could arise in which the interests of the Funds diverge from those of the Underlying Funds. Since the Funds and the Underlying Funds have a common investment advisor and common officers and directors, such situations could place these persons in a position in which their duties to the Funds conflict with their duties to the Underlying Funds. In order to resolve some types of conflicts, an Underlying Fund could determine to meet a redemption request by a Fund by distributing securities from its portfolio to the Fund rather than by paying cash. Any securities received by a Fund as a result of such an in-kind redemption would be held by the Fund until the Advisor determines that it is appropriate to dispose of such securities. See "Investment Objectives and Policies -- Possible Conflicts of Interest and Receipt of Securities."

    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (888) 997-8728, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES

    The following tables set forth the shareholder transaction expenses and the direct annual operating expenses that a shareholder bears in connection with an investment in the Funds' shares. As illustrated in the other tables under this caption, Fund shareholders also indirectly bear their proportionate share of the Underlying Funds' expenses.

                                                                        GROWTH
                                                                           AND                     AGGRESSIVE
                                                         INCOME         INCOME         GROWTH          GROWTH
                                                           FUND           FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases                   None           None           None            None
 Maximum sales load imposed on reinvested dividends        None           None           None            None
 Deferred sales load                                       None           None           None            None
 Redemption fees                                           None           None           None            None
 Exchange fees                                             None           None           None            None
--------------------------------------------------------------------------------------------------------------

 DIRECT ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fee (after voluntary
 fee waivers and reimbursements)(1)                        0.00%          0.00%          0.00%          0.00%
 Rule 12b-1 fees                                           None           None           None           None
 Other expenses (after voluntary fee waivers and
 reimbursements)(1):
  Shareholder servicing fee                                0.25%          0.25%          0.25%          0.25%
  Miscellaneous(1)                                         0.00%          0.00%          0.00%          0.00%
   Total other expenses                                    0.25%          0.25%          0.25%          0.25%
 Total fund operating expenses
 (after voluntary fee waivers and reimbursements)(1)       0.25%          0.25%          0.25%          0.25%
--------------------------------------------------------------------------------------------------------------



(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THIS WAIVER AND REIMBURSEMENT AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVER AND REIMBURSEMENT IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE THEM AT ANY TIME IN ITS SOLE DISCRETION. ABSENT ANY WAIVERS, INVESTMENT ADVISORY FEES AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.25% FOR EACH OF THE FUNDS; OTHER EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.75% FOR INCOME FUND; 1.85% FOR GROWTH AND INCOME FUND; 2.37% FOR GROWTH FUND AND 2.60% FOR AGGRESSIVE GROWTH FUND; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 2.00% FOR INCOME FUND; 2.10% FOR GROWTH AND INCOME FUND; 2.62% FOR GROWTH FUND AND 2.85% FOR AGGRESSIVE GROWTH FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE AND IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

    ---------------------------------------------------------------------------
    RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    As noted above, in addition to the Funds' direct expenses, Fund shareholders also indirectly bear their proportionate share of the Underlying Funds' expenses. The following table sets forth the ranges of combined direct and indirect expense ratios borne by Fund shareholders after voluntary fee waivers and reimbursements, taking into account Underlying Fund expenses indirectly borne by Fund shareholders. Ranges are presented because the Underlying Funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the Funds will depend on the allocation of Fund assets among the Underlying Funds. Information concerning the Underlying Funds' expense ratios is set forth under "-- Underlying Fund Expense Ratios" below.




RANGES OF COMBINED DIRECT AND         INCOME      GROWTH AND         GROWTH     AGGRESSIVE
INDIRECT EXPENSE RATIOS                 FUND     INCOME FUND           FUND    GROWTH FUND
------------------------------------------------------------------------------------------
                                    0.91% to        0.92% to       0.97% to       1.02% to
                                       0.98%           1.14%          1.21%          1.25%


------------------------------------------------------------------------------------------


EXAMPLE(2)

    Using the midpoint of the ranges set forth above, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

              INCOME     GROWTH AND     GROWTH     AGGRESSIVE
                FUND    INCOME FUND       FUND    GROWTH FUND
--------------------------------------------------------------
  1 year        $ 10           $ 11       $ 11           $ 12
  3 years       $ 30           $ 33       $ 35           $ 36
  5 years       $ 53           $ 57       $ 60           $ 63
 10 years       $117           $126       $133           $139
--------------------------------------------------------------

(2) ABSENT THE FEE WAIVERS AND REIMBURSEMENTS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS:
    INCOME FUND, $27, $84, $143 AND $303; GROWTH AND INCOME FUND, $29, $89, $152 AND $320; GROWTH FUND, $35, $106, $180 AND $379; AND AGGRESSIVE GROWTH FUND, $38, $114, $193 AND $398.

    --------------------------------------------------------------------------
    UNDERLYING FUND EXPENSE RATIOS


    Based on information as of September 30, 1997, the expense ratios of the Underlying Funds in which the respective Funds may invest are as set forth in the table below. The information in the table is for Class Y Shares of the Underlying Funds, which is the only class in which the Funds will invest. The ratios presented reflect existing voluntary fee waiver and reimbursement arrangements with respect to the Underlying Funds. These arrangements may be discontinued at any time, in which event the Underlying Funds' expense ratios would be higher.


                                         EXPENSE
 UNDERLYING FUND                         RATIO(3)
-------------------------------------------------

 Real Estate Securities Fund(4)(5)         0.80%
 Equity Income Fund(4)(5)(6)               0.75%
 Large Cap Value Fund(7)                   0.80%
 Large Cap Growth Fund(7)                  0.80%
 Mid Cap Value Fund(6)(7)                  0.89%
 Small Cap Growth Fund(7)                  0.90%
 Small Cap Value Fund                      0.90%
 International Fund(7)                     1.35%
 Health Sciences Fund(4)(6)(7)             0.90%
 Technology Fund(4)(6)(7)                  0.90%
 Fixed Income Fund                         0.70%
 Prime Obligations Fund                    0.45%
-------------------------------------------------



(3) ABSENT VOLUNTARY FEE WAIVER AND REIMBURSEMENT ARRANGEMENTS, THESE EXPENSE RATIOS WOULD BE AS FOLLOWS: REAL ESTATE SECURITIES FUND, 1.05%; EQUITY INCOME FUND, 0.92%; LARGE CAP VALUE FUND, 0.89%; LARGE CAP GROWTH FUND, 0.89%; MID CAP VALUE FUND, 0.90%; SMALL CAP GROWTH FUND, 0.91%; SMALL CAP VALUE FUND, 0.90%; INTERNATIONAL FUND, 1.67%; HEALTH SCIENCES FUND, 1.04%; TECHNOLOGY FUND, 0.92%; FIXED INCOME FUND, 0.88%; AND PRIME OBLIGATIONS FUND, 0.52%.
(4) GROWTH FUND IS NOT PERMITTED TO INVEST IN THIS UNDERLYING FUND.
(5) AGGRESSIVE GROWTH FUND IS NOT PERMITTED TO INVEST IN THIS UNDERLYING FUND.
(6) GROWTH AND INCOME FUND IS NOT PERMITTED TO INVEST IN THIS UNDERLYING FUND.
(7) INCOME FUND IS NOT PERMITTED TO INVEST IN THIS UNDERLYING FUND.


    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS


    The following financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FASF's annual report to shareholders for the year ended September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (888) 997-8728 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


    For the period ended September 30, 1997
    For a share outstanding throughout the period.

                                                             REALIZED
                               NET ASSET                          AND       DIVIDENDS
                                   VALUE           NET     UNREALIZED        FROM NET
                               BEGINNING    INVESTMENT       GAINS ON      INVESTMENT
                               OF PERIOD        INCOME    INVESTMENTS          INCOME
--------------------------------------------------------------------------------------
INCOME FUND (1)                  $ 10.00        $ 0.41         $ 0.82         $ (0.41)
GROWTH AND INCOME FUND (1)       $ 10.00        $ 0.26         $ 1.76         $ (0.26)
GROWTH FUND (1)                  $ 10.00        $ 0.18         $ 2.12         $ (0.18)
AGGRESSIVE GROWTH FUND (1)       $ 10.00        $ 0.11         $ 2.58         $ (0.11)
--------------------------------------------------------------------------------------

 +  RETURNS ARE FOR THE PERIODS INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON OCTOBER 1, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF THE UNDERLYING FUNDS.


                                                                                        RATIO OF
                                                                  RATIO OF NET       EXPENSES TO
     NET ASSET                                       RATIO OF       INVESTMENT           AVERAGE
         VALUE                   NET ASSETS       EXPENSES TO        INCOME TO        NET ASSETS
        END OF       TOTAL           END OF           AVERAGE          AVERAGE        (EXCLUDING    PORTFOLIO
        PERIOD      RETURN     PERIOD (000)        NET ASSETS       NET ASSETS          WAIVERS)     TURNOVER
-------------------------------------------------------------------------------------------------------------
    $   10.82      12.51%+          $36,119          0.60%(2)            4.39%          2.00%(2)          29%
    $   11.76      20.47%+          $27,565          0.60%(2)            2.59%          2.10%(2)          37%
    $   12.12      23.23%+          $15,676          0.60%(2)            1.61%          2.62%(2)           6%
    $   12.58      27.06%+          $13,725          0.60%(2)            0.76%          2.85%(2)           7%
-------------------------------------------------------------------------------------------------------------

    THE FUNDS

    FASF is an open-end management investment company which offers shares in several different mutual funds, each of which evidences an interest in a separate and distinct investment portfolio. FASF was incorporated under the laws of the State of Minnesota in 1996, and its principal offices are located at Oaks, Pennsylvania 19456. The Board of Directors of FASF may authorize additional series or classes of common stock in the future. Each of the Funds pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes, directors' fees and organization expenses.


    INVESTMENT OBJECTIVES
    AND POLICIES

    ---------------------------------------------------------------------------
    OBJECTIVES

    The investment objectives of the Funds are as follows:

    INCOME FUND seeks to provide a high level of current income consistent with limited risk to capital. The Fund's limited equity component is designed to help offset inflation and provide a source for potential increases in income over time.

    GROWTH AND INCOME FUND seeks to provide both capital growth and current income through a balanced approach to equity securities and fixed-income investments.

    GROWTH FUND seeks to provide capital growth with a moderate level of current income. The Fund provides high allocations to various equity categories including small company and international company equity securities.

    AGGRESSIVE GROWTH FUND seeks to provide a high level of capital growth. The Fund provides high allocations to various equity categories including small company and international company equity securities and may include high allocations to technology and health care company equity securities.

    There is no assurance that any of these objectives will be achieved. The investment objectives of the Funds are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to a change in a Fund's investment objectives.

    ---------------------------------------------------------------------------
    INVESTMENT POLICIES


    Each Fund seeks to achieve its investment objectives by investing in a variety of the Underlying Funds. The Underlying Funds include the ten Equity Funds named in the table below, Fixed Income Fund and Prime Obligations Fund (a money market fund). In managing the Funds, the Advisor will allocate and re-allocate their assets among the Underlying Funds within the following ranges, expressed as percentages of the Funds' net assets:


                                                               GROWTH AND                                      AGGRESSIVE
                                       INCOME FUND             INCOME FUND             GROWTH FUND            GROWTH FUND
                                  ---------------------   ---------------------   ---------------------   --------------------
 UNDERLYING FUNDS                   MINIMUM     MAXIMUM     MINIMUM     MAXIMUM     MINIMUM     MAXIMUM     MINIMUM    MAXIMUM
------------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS AS A WHOLE               20%         40%         40%         70%         55%         85%         65%        95%
  Real Estate Securities Fund          0%         10%          0%         10%          0%          0%          0%         0%
  Equity Income Fund                  20%         40%          0%          0%          0%          0%          0%         0%
  Large Cap Value Fund                 0%          0%         10%         30%         10%         35%         10%        40%
  Large Cap Growth Fund                0%          0%         10%         30%         10%         35%         10%        40%
  Mid Cap Value Fund                   0%          0%          0%         15%          5%         25%         10%        40%
  Small Cap Growth Fund                0%          0%          0%         15%          5%         25%         10%        40%
  Small Cap Value Fund                 0%          0%          0%         15%          5%         25%         10%        40%
  International Fund                   0%          0%          0%         15%          5%         25%         10%        30%
  Health Sciences Fund                 0%          0%          0%          0%          0%          0%          0%        20%
  Technology Fund                      0%          0%          0%          0%          0%          0%          0%        20%
FIXED INCOME FUND                     60%         80%         30%         60%         15%         45%          5%        35%
PRIME OBLIGATIONS FUND                 0%         20%          0%         30%          0%         30%          0%        30%
------------------------------------------------------------------------------------------------------------------------------



    The ranges set forth above, and the Advisor's allocations within the ranges, are intended to reflect the Funds' differing balances between the investment objectives of current income and of growth of capital. The Funds may make alterations to the ranges and the Underlying Funds set forth above without shareholder approval, provided that this Prospectus is appropriately amended or supplemented. Detailed information concerning the Underlying Funds is set forth below under the caption "The Underlying Funds."

    In addition to Prime Obligations Fund, the Funds also may hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." Under normal circumstances, the aggregate investments of the Funds in Prime Obligations Fund and such cash and cash items will not exceed the maximum percentages set forth in the table above for Prime Obligations Fund. However, for temporary defensive purposes, the Funds may, without limitation, hold shares of Prime Obligations Fund and such cash and cash items.


    The Funds are permitted to invest in futures contracts and options on futures in order to remain effectively fully invested in proportions consistent with their current asset allocation strategy in a cost effective manner; to re-allocate assets among asset categories while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. For information about these investment methods, restrictions on their use, and certain associated risks, see "Special Investment Methods -- Futures and Options on Futures."

    ---------------------------------------------------------------------------
    RISKS TO CONSIDER

    An investment in any of the Funds involves certain risks. These include the following:


    ACTIVE MANAGEMENT. All of the Funds are actively managed. The performance of the Funds therefore will reflect in part the ability of the Advisor to make asset allocation and other investment decisions which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

    ADDITIONAL EXPENSES. Investing in the Underlying Funds through the Funds involves certain additional expenses that would not be present in a direct investment in the Underlying Funds. See "Fees and Expenses -- Information Concerning Fees and Expenses."


    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds and Underlying Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund or Underlying Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds and Underlying Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' and Underlying Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or the Underlying Funds.


    RISKS ASSOCIATED WITH THE UNDERLYING FUNDS. The risks associated with the Underlying Funds are discussed in greater detail under "The Underlying Funds." These risks include, among others:

    * The Underlying Funds are actively managed, and therefore may underperform other mutual funds with similar investment objectives.

    * Each of the Underlying Funds is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, it may be expected that the net asset values of Funds which are permitted to invest higher proportions of their assets in the Equity Funds may be more volatile than Funds which are limited to lower proportions.


    * With respect to the Equity Funds, (i) certain of these funds are subject to risks associated with investing in small-capitalization companies;
        (ii) Real Estate Securities Fund, Health Sciences Fund, and Technology Fund are subject to risks associated with concentrating their investments in a single or related economic sectors; (iii) Real Estate Securities Fund is subject to risks associated with direct investments in real estate investment trusts; (iv) International Fund is subject to risks associated with investing in foreign securities and to currency risk; (v) Equity Income Fund may invest a significant portion of its assets in less than investment grade convertible debt obligations; (vi) certain of the other Equity Funds may invest specified portions of their assets in securities of foreign issuers which are listed on a United States stock exchange or are represented by American Depositary Receipts; and (vii) certain Underlying Funds may engage (but not for speculative purposes) in options and futures transactions.


    * Fixed Income Fund (i) is subject to interest rate risk (the risk that increases in market interest rates will cause declines in the value of the debt securities held by the fund), credit risk (the risk that the issuers of debt securities held by the fund default in making required payments), and call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate); (ii) may invest in mortgage-backed securities which are subject to certain additional risks; and (iii) may, in order to attempt to reduce risk, invest in exchange traded put and call option on interest rate futures contracts and on interest rate indices. In addition, to the limited extent to which the Equity Funds may invest in fixed-rate debt securities, they also are subject to interest rate risk, credit risk and call risk.

    POSSIBLE CONFLICTS OF INTEREST. As discussed below under "-- Possible Conflicts of Interest and

    Receipt of Securities," it is possible that situations could arise in which the interests of the Funds diverge from those of the Underlying Funds.

    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER


    Each Fund's portfolio turnover rate is not expected to exceed 25% annually. It is expected that the Advisor will make asset re-allocation decisions for the Funds on a monthly basis. However, the Advisor may re-allocate assets more frequently if it determines that market conditions so warrant. The Funds will purchase and sell shares of the Underlying Funds and other permitted investments (i) to maintain or modify the allocation of the Funds' assets in the Underlying Funds within the percentage ranges set forth above under "-- Investment Policies;" (ii) to accommodate purchases and redemptions of the Funds' shares; and (iii) in response to market or other economic conditions. It should be noted that the portfolio turnover rates of the Underlying Funds can be higher than the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) in the Underlying Funds generally would result in higher transaction costs and could result in additional tax consequences to the Underlying Funds' shareholders, including the Funds.


    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS

    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Funds' Statement of Additional Information. The fundamental restrictions include the following:

    * None of the Funds will invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the 1940 Act) as the Funds.

    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

    * None of the Funds will mortgage, pledge or hypothecate its assets, except in an amount not to exceed 15% of the value of its total assets to secure temporary or emergency borrowing.

    *   None of the Funds will make short sales of securities.

    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary to for the clearance of transactions.

    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

    ---------------------------------------------------------------------------
    POSSIBLE CONFLICTS OF INTEREST AND RECEIPT OF SECURITIES


    The officers and directors of FASF also serve as officers and directors of FAIF and FAF. In addition, the Advisor to the Funds also serves as investment advisor to the Underlying Funds. It is possible that situations could arise in which the interests of the Funds diverge from those of the Underlying Funds, so that these officers and directors and the Advisor could be subject to conflicts of interest. For example, the Advisor might determine that a particular Fund should reduce its allocation of assets to a particular Underlying Fund, thus requiring it to redeem shares of such Underlying Fund, at a time when it is not in the best interests of such Underlying Fund to sell portfolio securities in order to meet such a redemption request. Other types of conflicts of interest between the Funds and the Underlying Funds may arise as well. The Advisor intends to monitor the operations of the Funds and of the Underlying Funds for potential conflicts of interest and to take and recommend to the directors such steps as it believes are necessary in order to avoid or minimize, to the extent possible, adverse consequences to the Funds or the Underlying Funds from such conflicts of interest.


    In order to resolve some types of conflicts of interest, the Advisor might determine that an Underlying Fund should meet a redemption request by a Fund by distributing securities from its portfolio to the Fund rather than by paying cash to the Fund. For example, where an Underlying Fund would incur sizeable brokerage commissions in disposing of portfolio securities in order to pay a Fund's redemption request in cash, the Underlying Fund might instead distribute portfolio securities to the Fund so that the Fund alone, and not the Underlying Fund and its other shareholders, would bear the brokerage commissions associated with disposing of such securities. If a Fund receives securities as a result of such in-kind distributions, it may hold such securities until the Advisor determines that it is appropriate to dispose of them, and the receipt and holding of such securities will not be deemed to violate the Fund's investment policies.


    ---------------------------------------------------------------------------
    EXEMPTIVE ORDER

    Each Fund seeks to achieve its investment objectives by investing in the Underlying Funds within the percentage ranges set forth above under "-- Investment Policies." The Funds operate under an exemptive order from the Securities and Exchange Commission permitting them to invest up to 100% of their assets in shares of other mutual funds which are part of the "same group of investment companies" as the Funds within the meaning of Rule 11a-3 under the 1940 Act, subject to certain conditions.


    THE UNDERLYING FUNDS


    This section sets forth information concerning the investment objectives, policies, and restrictions of the Underlying Funds. There is no assurance that any of the Underlying Funds' investment objectives will be achieved. Each of the Underlying Funds is a separate series of FAIF except for Prime Obligations Fund, which is a separate series of FAF. The Advisor also acts as investment advisor for each of the Underlying Funds. The Advisor has retained a sub-advisor with respect to International Fund. See "Management."

    Additional information concerning the Underlying Funds is contained in their Prospectuses and Statements of Additional Information, copies of which can be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (888) 997-8728.


    ---------------------------------------------------------------------------
    GENERAL

    Except with respect to Prime Obligations Fund, the Underlying Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Each of the Underlying Funds except Real Estate Securities Fund, Health Sciences Fund and Technology Fund is a diversified investment company, as defined in the 1940 Act. Real Estate Securities Fund, Health Sciences Fund and Technology Fund are non-diversified companies under the 1940 Act.


    If a percentage limitation on investments by an Underlying Fund stated below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. Similarly, if an Underlying Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Underlying Fund purchases their shares will not be deemed to violate the limitation. An Underlying Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Underlying

    Fund may consider doing so. However, except in the case of Equity Income Fund, in no event will more than 5% of any Underlying Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

    When the term "equity securities" is used in the following sections, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

    In addition to the investment policies described under the specific Equity Funds' captions below, the Equity Funds also are subject to the investment policies described below under the caption "-- Policies Common to Underlying Equity Funds." Certain fundamental investment restrictions of the Underlying Funds are described under "Special Investment Methods -- Investment Restrictions of the Underlying Funds."

    ---------------------------------------------------------------------------
    REAL ESTATE SECURITIES FUND

    OBJECTIVE. Real Estate Securities Fund has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies.

    INVESTMENT POLICIES. Under normal market conditions, Real Estate Securities Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. For this purpose, a company is deemed to be "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in such real estate. Real Estate Securities Fund seeks to invest in equity securities that provide a dividend yield that exceeds the composite dividend yield of the securities included in the S&P 500.

    A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

    REITs generally can be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

    Real Estate Securities Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although Real Estate Securities Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

    Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.


    ---------------------------------------------------------------------------
    EQUITY INCOME FUND

    OBJECTIVE. Equity Income Fund has an objective of long-term growth of capital and income.


    INVESTMENT POLICIES. Under normal market conditions, Equity Income Fund invests at least 65% of its total assets in equity securities of issuers believed by its advisor to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

    Equity Income Fund invests in equity securities that have relatively high dividend yields and which, in the advisor's opinion, will result in a relatively stable fund dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the advisor anticipates that higher yielding equity securities will generally represent the core holdings of Equity Income Fund, Equity Income Fund may invest in lower yielding but higher growth equity securities to the extent that the advisor believes such investments are appropriate to achieve portfolio balance. All securities held by Equity Income Fund will provide current income consistent with its investment objective.

    The "equity securities" in which Equity Income Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated at the time of purchase as low as CCC by Standard & Poor's or Caa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the advisor. Debt obligations rated less than BBB by Standard & Poor's or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by Standard & Poor's or Caa by Moody's are considered to be of poor standing and are predominantly speculative. Descriptions of Standard & Poor's and Moody's rating categories are contained in the Statement of Additional Information. If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, Equity Income Fund is not required to sell the obligation but may consider doing so.

    Purchases of less than investment grade convertible debt obligations are intended to advance Equity Income Fund's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance Equity Income Fund's objective of income through receipt of interest payable on the obligations. Equity Income Fund will not invest more than 25% of its total assets in convertible debt obligations which are rated less than investment grade or which are of comparable quality in the judgment of the advisor. At September 30, 1997, the following percentages of Equity Income Fund's total assets were invested in convertible and nonconvertible debt obligations with the indicated Standard & Poor's ratings or their equivalents: AAA, 0%; AA, 0%; A, 0%; BBB, 1%; BB, 0%; B, 1%; and CCC, 0%.


    Debt obligations which are rated less than investment grade generally are subject to greater market fluctuations and greater risk of loss of income and principal due to default by the issuer than are higher-rated obligations. The value of these obligations tends to reflect short-term corporate, economic, interest rate and market developments and investor perceptions of the issuer's credit quality to a greater extent than investment grade obligations. In addition, since the market for these obligations is relatively new and does not have as many participants as the market for higher-rated obligations, it may be more difficult to dispose of or to determine the value of these obligations. In the case of a convertible debt obligation, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

    Equity Income Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    ---------------------------------------------------------------------------
    LARGE CAP VALUE FUND

    OBJECTIVES. Large Cap Value Fund (formerly known as Stock Fund) has a primary objective of capital appreciation. A secondary objective of Large Cap Value Fund is to provide current income.

    INVESTMENT POLICIES. Under normal market conditions, Large Cap Value Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

    Large Cap Value Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    ---------------------------------------------------------------------------
    LARGE CAP GROWTH FUND

    OBJECTIVES. Large Cap Growth Fund (formerly known as Diversified Growth
    Fund) has a primary objective of long-term growth of capital. A secondary objective of Large Cap Growth Fund is to provide current income.

    INVESTMENT POLICIES. Under normal market conditions, Large Cap Growth Fund invests at least 65% of its total assets in equity securities of companies with market capitalizations of at least $1 billion at the time of purchase that, in the Fund's advisor's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

    Large Cap Growth Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    ---------------------------------------------------------------------------
    MID CAP VALUE FUND

    OBJECTIVE. Mid Cap Value Fund (formerly known as Special Equity Fund) has an objective of capital appreciation.

    INVESTMENT POLICIES. Under normal market conditions, Mid Cap Value Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies. For these purposes, mid-capitalization companies are deemed those with market capitalizations from $1 billion to $5 billion at the time of purchase. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value. Mid Cap Value Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    ---------------------------------------------------------------------------
    SMALL CAP GROWTH FUND

    OBJECTIVE. Small Cap Growth Fund (formerly known as Emerging Growth Fund) has an objective of growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Small Cap Growth Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in its advisor's opinion, outstanding potential for superior growth. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Companies that participate in sectors that are identified by the Fund's advisor as having long-term growth potential generally are expected to make up a substantial portion of Small Cap Growth Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the Fund's advisor to produce superior growth in revenues and earnings.

    Small Cap Growth Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    ---------------------------------------------------------------------------
    SMALL CAP VALUE FUND

    OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.


    INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, Small Cap Value Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same market or industry at the time of purchase. In assessing relative value, Small Cap Value Fund's advisor will consider such factors as ratios of market price to earnings, market price to book value, and market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    Small Cap Value also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

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    INTERNATIONAL FUND

    OBJECTIVE. International Fund has an objective of long-term growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally these securities are issued by companies (i) domiciled in countries other than the United States or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. The securities in which International Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. International Fund also may hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.

    International Fund may invest in securities of issuers in, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Normally, International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of International Fund's assets could be invested in United States companies.


    In investing International Fund's assets, the Fund's sub-advisor expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, International Fund also may invest in emerging markets where smaller capitalization companies are the norm.


    In addition, International Fund may (i) enter into repurchase agreements;
    (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by International Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies; (viii) write covered call options on foreign currencies owned by International Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    Under normal market conditions, it is expected that International Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, for temporary defensive purposes, International Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods --
    Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign

    Securities" and "-- Foreign Currency Transactions" elsewhere here. Because of the special risks associated with foreign investing and the Fund's sub-advisor's ability to invest substantial portions of International Fund's assets in a small number of countries, International Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.


    ---------------------------------------------------------------------------
    HEALTH SCIENCES FUND

    OBJECTIVE. Health Sciences Fund has an objective of long-term growth of capital.


    INVESTMENT POLICIES. Under normal market conditions, Health Sciences Fund invests at least 65% of its total assets in equity securities of companies which its advisor considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine. Examples of these products and services include pharmaceuticals, health care services and administration, diagnostics, medical equipment and supplies, medical technology, and medical research and development. The advisor anticipates investing in companies that have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services, increasing demand for a company's products or services, established market leadership, or exceptional management. A company will be deemed "principally engaged" in the health sciences industries if at the time of investment the advisor determines that at least 50% of its assets, revenues or profits are derived from those industries.


    Health Sciences Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Health Sciences Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code. Since a relatively high percentage of the assets of Health Sciences Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, Health Sciences Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


    ---------------------------------------------------------------------------
    TECHNOLOGY FUND

    OBJECTIVE. Technology Fund has an objective of long-term growth of capital.


    INVESTMENT POLICIES. Under normal market conditions, Technology Fund invests at least 65% of its total assets in equity securities of companies which its advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The description of the technology sector is interpreted broadly by the advisor and may include such products or services as inexpensive computing power, such as personal computers; improved methods of communications, such as satellite transmission; or labor saving machines or instruments, such as computer-aided design equipment. The prime emphasis of Technology Fund is to identify those companies positioned, in the advisor's opinion, to benefit from technological advances in areas such as semiconductors, minicomputers and peripheral equipment, scientific instruments, computer software, communications, and future automation trends in both office and factory settings.

    Technology Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Technology Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code. Since a relatively high percentage of the assets of Technology Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, Technology Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. In addition, competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


    ---------------------------------------------------------------------------
    POLICIES COMMON TO UNDERLYING EQUITY FUNDS


    Subject to the limitations stated under their respective captions above, each of Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund and Health Sciences Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    Each of Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund and Health Sciences Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices;
    (iii) write covered call options covering up to 25% of the equity securities owned by such Underlying Fund and write call options on stock indices related to such securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods." International Fund may engage in these and certain additional activities to the extent described under its caption above.

    Each of Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund and Health Sciences Fund may, for temporary defensive purposes, without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." Each such Underlying Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    FIXED INCOME FUND

    OBJECTIVE. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.

    INVESTMENT POLICIES. Fixed Income Fund invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the securities held by Fixed Income Fund will not exceed 15 years.


    Fixed Income Fund's permitted investments include notes, bonds and discount notes of United States Government agencies or instrumentalities (including zero coupon securities); domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the advisor; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the advisor; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

    Subject to the foregoing limitations, Fixed Income Fund may invest in the following kinds of securities, as described under the related headings under "Special Investment Methods:" (i) mortgage-backed securities (provided that Fixed Income Fund will not invest more than 10% of its total assets in the aggregate in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments.

    In addition, Fixed Income Fund may (i) invest up to 15% of its total assets in foreign securities payable in United States dollars; (ii) enter into repurchase agreements; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (v) purchase securities on a when-issued or delayed delivery basis; (vi) invest up to 25% of its total assets in mortgage dollar roll transactions; and (vii) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    Although Fixed Income Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, Fixed Income Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Fixed Income Fund as soon as practicable in an orderly manner.

    For temporary defensive purposes, Fixed Income Fund may without limitation hold cash or invest in cash items. Fixed Income Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; and repurchase agreements collateralized by eligible investments. Fixed Income Fund also may invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less.

    ---------------------------------------------------------------------------
    PRIME OBLIGATIONS FUND

    OBJECTIVE. Prime Obligations Fund seeks to achieve maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    INVESTMENT POLICIES. Prime Obligations Fund seeks to maintain a constant dollar price of $1.00 per share and holds itself out as a "money market fund." As such, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintain an average weighted maturity of not more than 90 days, and that it invest only in United States dollar-denominated investments that meet specified credit quality standards. There is no assurance that Prime Obligations Fund will be able to maintain a constant dollar price of $1.00 per share.

    In seeking to achieve its objective, Prime Obligations Fund invests in money market instruments, including marketable securities issued or guaranteed by the United States Government or its agencies or instrumentalities; United States dollar-denominated obligations (including bankers' acceptances, time deposits, and certificates of deposit, including variable rate certificates of deposit) of banks (including commercial banks, savings banks, and savings and loan associations) organized under the laws of the United States or any state, foreign banks, United States branches of foreign banks, and foreign branches of United States banks, if such banks have total assets of not less than $500 million; and certain corporate and other obligations, including high grade commercial paper, non-convertible corporate debt securities, and loan participation interests with no more than 397 days remaining to maturity as determined pursuant to Rule 2a-7. For more information on these types of securities, see "Special Investment Methods" below. Under Rule 2a-7, securities which are subject to certain types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity.

    Prime Obligations Fund may also (i) engage in repurchase agreements with respect to any of its portfolio securities, (ii) purchase credit enhancement agreements to enhance the creditworthiness of its portfolio securities, (iii) lend securities from its portfolio, or (iv) purchase the securities described above on a when-issued or delayed delivery basis. See "Special Investment Methods" below.

    Prime Obligations Fund may invest (i) up to 25% of its total assets in dollar-denominated obligations of United States branches of foreign banks which are subject to the same regulation as United States banks, and (ii) up to 25% of its total assets collectively in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations. Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign corporations if the obligations satisfy the same quality standards set forth above for domestic corporations. See "Special Investment Methods" for a discussion of the risks relating to investments in such securities.

    ---------------------------------------------------------------------------
    RISKS TO CONSIDER WITH RESPECT TO THE UNDERLYING FUNDS

    An investment in the Underlying Funds involves certain risks in addition to those noted above with respect to particular funds. These include the following:

    EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Equity Funds is subject to the risk of generally adverse equity markets.


    SMALL-CAPITALIZATION COMPANIES. Small Cap Growth Fund and Small Cap Value Fund emphasize investments in companies with small market capitalizations, and the remaining Equity Funds are permitted to invest in equity securities of such companies. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Equity Funds invest in small companies, they are subject to this risk of greater volatility.


    INTEREST RATE, CREDIT, AND CALL RISK. Fixed Income Fund is subject to interest rate, credit, and call risk, as are the Equity Funds to the extent that they are permitted to invest limited portions of their assets in fixed-rate securities:

    * INTEREST RATE RISK is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a fund which invests in securities with longer weighted average maturities, such as Fixed Income Fund, should be expected to have greater volatility in periods of changing market interest rates than that of a fund which invests in securities with shorter weighted average maturities.


    * CREDIT RISK is the risk that the issuer of a debt security will fail to make payments on the security when due. Fixed Income Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the fund's advisor. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.


    * CALL RISK is the risk that a corporate bond will be called for redemption at the option of its issuer at a price specified in the indenture or other investment pursuant to which it was issued. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. If a bond is called during a period of declining interest rates, its holder probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in income.


    ACTIVE MANAGEMENT. All of the Underlying Funds are actively managed by their advisor or, in the case of International Fund, its sub-advisor. Their performance therefore will reflect in part the ability of the advisor or sub-advisor to select securities which are suited to achieving their investment objectives. Due to their active management, the Underlying Funds could underperform other mutual funds with similar investment objectives or the market generally.

    FOREIGN SECURITIES. International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign securities. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.


    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by Underlying Funds.


    MANAGEMENT


    The Board of Directors of FASF has the primary responsibility for overseeing the overall management and electing the officers of FASF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FASF.

    ---------------------------------------------------------------------------
    INVESTMENT ADVISOR TO THE FUNDS

    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its

    First American Asset Management group. The Advisor has acted as an investment advisor to FASF since its inception in 1996. The Advisor also has acted as investment advisor to FAIF since 1987 and to FAF since 1982. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.25% of its average daily net assets. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds believe that the Advisor is not prohibited from performing the investment advisory services described above, and that broker-dealers affiliated with the Advisor are not prohibited from entering into a sales agreement with the Distributor as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.


    ---------------------------------------------------------------------------
    PORTFOLIO MANAGEMENT OF THE FUNDS

    Asset allocation decisions for the Funds are made by a committee comprised of Mr. Bren, Mr. Cline, Mr. Doak, Mr. Dubiak, Mr. Jones, Mr. Murphy, Mr. Rovner, Mr. Stanley, and Mr. Ulrey, whose backgrounds are set forth below.


    GERALD C. BREN joined the Advisor in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst. He also participates in the management of certain of the Equity Funds.

    DAVID CLINE is a member of the Advisor's asset allocation committee and is responsible for quantitative analysis. He joined the Advisor in 1994 and has nine years of investment industry experience. Prior to joining the Advisor, he was a portfolio manager at Marquette Bank, N.A. Mr. Cline received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Minnesota.

    JAMES DOAK joined the Advisor in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investment. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from the Wharton School of Business. He is a Chartered Financial Analyst. He also participates in the management of certain of the Equity Funds.


    ALBIN S. DUBIAK began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining the Advisor as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona. He also participates in the management of certain of the Equity Funds.

    MARTIN L. JONES heads the Fixed Income Group of the Advisor and has over 20 years of investment experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Mr. Jones received his bachelor's degree from Texas Tech University, his master's degree from University of Texas, and his master's degree in business administration from the University of Chicago. He also is portfolio manager of Fixed Income Fund.

    JOHN M. MURPHY, JR. is Chief Investment Officer of the Advisor's First American Asset Management group, having joined the Advisor in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining the Advisor. He received his bachelor's degree from Regis College. He also participates in the management of certain of the Equity Funds.

    JAMES S. ROVNER joined the Advisor in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst. He also participates in the management of certain of the Equity Funds.

    RICHARD W. STANLEY joined the Advisor in 1986 and has 39 years of investment industry experience. Prior to joining the Advisor, Mr. Stanley was with Heritage Investment Advisors and Smith Barney, Inc. Mr. Stanley received his bachelor's degree from Dartmouth College and his master's degree in business administration from Cornell University. He is a Chartered Financial Analyst. He also participates in the management of certain tax-exempt funds offered by FAIF.

    JOSEPH M. ULREY III is a member of the Advisor's asset allocation committee. He joined the Advisor in 1991 and has 16 years of investment industry experience. Prior to joining the Advisor, Mr. Ulrey spent 10 years overseeing various functions in the Treasury and Finance Divisions of U.S. Bancorp. Mr. Ulrey received his bachelor's degree in mathematics/economics from Macalester College and his master's degree in business administration from the University of Chicago. He also participates in the management of Prime Obligations Fund.

    ---------------------------------------------------------------------------
    INVESTMENT ADVISOR AND SUB-ADVISOR TO THE UNDERLYING FUNDS

    U.S. Bank, the advisor to the Funds, also acts as investment advisor to each of the Underlying Funds through its First American Asset Management group. Each of the Equity Funds other than International Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its daily average assets. International Fund pays the Advisor a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Advisor pays that fund's sub-advisor's fees. Fixed Income Fund and Prime Obligations Fund pay the Advisor monthly fees calculated on the same basis equal to 0.70% and 0.40%, respectively, of their average daily net assets. The Advisor may, at its option, waive any or all of such fees, or reimburse expenses, with respect to any Underlying Fund from time to time and may discontinue any such waiver or reimbursement at any time.


    Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware

    19801, is sub-advisor to International Fund under an agreement with the Advisor. The sub-advisor is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. For its services, the sub-advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.

    The sub-advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the sub-advisor is owned by Mr. Marvin, Mr. Palmer and several other holders. The sub-advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the sub-advisor managed a total of $4.6 billion in investments for 53 institutional investors.


    ---------------------------------------------------------------------------
    CUSTODIAN


    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.


    As compensation for its services to the Funds, the Custodian is paid monthly fees equal to 0.03% of the average daily net assets of each Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian also acts as custodian of the Underlying Funds' assets and receives compensation for such services.

    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. The Administrator also acts as administrator for the Underlying Funds and receives compensation for such services. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT


    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor. The Transfer Agent also serves as transfer agent and dividend disbursing agent for the Underlying Funds and receives compensation for such services.

    Effective October 1, 1998, FASF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the shares of the Funds held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $15 per account for such services.

    DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.


    Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals which enter into sales agreements with the Distributor.


    FASF has adopted and entered into a shareholder service plan and agreement (the "Service Agreement") pursuant to which the Distributor agrees to provide, or to enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund will pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average net asset value of all shares of each Fund, which fee will be computed daily and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for the provision of shareholder services and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing service and/or maintenance of shareholder accounts. Such shareholder services may include maintaining accounts relating to beneficial owners that invest in shares; providing information periodically to beneficial owners showing their positions in shares; arranging for bank wires; responding to inquiries from beneficial owners relating to the services performed by the Distributor or any service provider; responding to inquiries from beneficial owners concerning their investments in shares; forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to beneficial owners; processing purchase, exchange and redemption requests from beneficial owners and placing such orders with the Funds or its service providers; assisting beneficial owners in changing dividend options, account designations, and addresses; providing subaccounting with respect to shares beneficially owned; processing dividend payments from the Funds on behalf of beneficial owners; and providing such other similar services as the Funds may reasonably request to the extent that the Distributor and/or the service provider is permitted to do so under applicable laws or regulations. To the extent that shares are held through broker-dealer affiliates of the Advisor, such as U.S. Bancorp Investments, Inc.("USBI"), or U.S. Bancorp Piper Jaffray Inc.("Piper"), those entities may receive shareholder servicing fees from the Distributor. The shareholder servicing fee is intended to be a "service fee" as defined in Section 2830 of the NASD Conduct Rules.

    The Advisor, the Administrator, the Distributor, and any institution which has entered into a sales agreement with the Distributor may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares or servicing shareholder accounts. Any such arrangement may be commenced or discontinued by any of these persons at any time, and any sales promotion arrangement offered by the Advisor, the Administrator or the Distributor will be offered on a uniform basis to all entities distributing Fund shares or servicing Fund shareholders unless otherwise disclosed herein. USBI and Piper have each entered into a sales agreement with the Distributor. The Advisor may pay USBI and Piper an amount equal to up to 3% of the net asset value of Fund shares sold through them.


    Institutions through which Fund shareholders hold shares may impose additional charges on such shareholders in connection with services provided by them, provided that such charges are disclosed to such shareholders.

    The Distributor also acts as the principal distributor for the Underlying Funds and receives compensation (but not for distribution of the class of shares in which the Funds invest) for such services.


    INVESTING IN THE FUNDS

    ---------------------------------------------------------------------------
    SHARE PURCHASES

    Shares of the Funds are sold at their net asset value, next determined after an order is received, without any sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase request.


    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday except on
    (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected;
    (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days in which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.


    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service.

    BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

    In order to purchase shares by mail, an investor must:

    *   complete and sign the new account form;

    *   enclose a check made payable to (Fund name); and

    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.


    BY WIRE. To purchase shares of a Fund by wire, call (888) 997-8728 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems,
    Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange or federally-chartered banks are closed.

    ---------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED


    The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Advisor and its affiliates.


    ---------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM


    Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the Class A Shares of Prime Obligations Fund of FAF. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. A shareholder may apply for participation in this program through his or her financial institution or by calling (888) 997-8728.


    ---------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM


    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (888) 997-8728.


    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    Dividends are declared and paid monthly with respect to the Funds. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE

    Shares of a Fund, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for shares of the other Funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the Funds must meet any applicable minimum investment of the Fund for which shares are being exchanged.

    Shares of the Funds may not be exchanged for shares of the Underlying Funds, other than Class A Shares of FAF's Prime Obligations Fund.

    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one Fund by another Fund. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.


    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares." None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.


    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent or financial institution. Shares may be exchanged between two Funds by telephone only if both Funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.


    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.

    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any additional fees or charges.


    REDEEMING SHARES

    Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, without deduction of any redemption fee or deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.

    ---------------------------------------------------------------------------
    BY TELEPHONE

    A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.


    Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (888) 997-8728. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include the taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

    ---------------------------------------------------------------------------
    BY MAIL

    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

    The Funds do not accept signatures guaranteed by a notary public.

    The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

    ---------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM

    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution.

    ---------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

    ---------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES

    Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


    DETERMINING THE PRICE OF SHARES

    Shares of the Funds are sold at net asset value, without any sales charge. Shares are redeemed at net asset value, without deduction of any redemption fee or deferred sales charge.


    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request.


    It is the responsibility of investors' financial institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

    ---------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. The assets of each Fund are expected to consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date.

    Security valuations of investments in the Underlying Funds are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.


    Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Underlying Funds are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the applicable Board of Directors.

    Financial futures held by the Underlying Funds are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by an Underlying Fund is valued at the closing bid price for a long position or the closing ask price for a short position.


    Foreign currency forward contracts held by the Underlying Funds are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.


    FEDERAL INCOME TAXES


    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.


    Dividends paid from each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Funds attributable to investments by the Underlying Funds in the securities of foreign issuers, debt securities, or REITs will not be eligible for the 70% deduction for dividends received by corporations.

    Dividends paid from the net capital gains of each Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

    Gain or loss realized upon the sale of shares in the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held for more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

    Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.

    Each Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.


    This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details. Before investing in the Funds, an investor should consult his or her tax advisor about the consequences of state and local tax laws.



    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

    The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.


    CALCULATION OF PERFORMANCE DATA

    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission regulations.


    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

    A Fund's "distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.

    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds and the Underlying Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

    ---------------------------------------------------------------------------
    CASH ITEMS

    The "cash items" in which the Funds and the Equity Funds may invest, as described under "Investment Objectives and Policies" and "The Underlying Funds," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.

    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS


    Each of the Underlying Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the

    Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The advisor of an Underlying Fund or, in the case of International Fund, its sub-advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.


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    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Underlying Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Underlying Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Underlying Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.


    In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Fixed Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, Fixed Income Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of Fixed Income Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

    ----------------------------------------------------------------------------
    ZERO COUPON SECURITIES

    Fixed Income Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of the securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.


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    LENDING OF PORTFOLIO SECURITIES


    In order to generate additional income, each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which its advisor or, in the case of International Fund, its sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.


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    OPTIONS TRANSACTIONS

    PURCHASES OF PUT AND CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund, may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Underlying Funds; that is, for "hedging" purposes. Depending on the Underlying Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or (only in the case of International Fund) on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."

    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    None of the Underlying Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by an Underlying Fund and the prices of options, and the risk of limited liquidity in the event that an Underlying Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

    WRITING OF CALL OPTIONS. The Underlying Funds may write (sell) covered call options to the extent specified with respect to particular Underlying Funds under "The Underlying Funds." These transactions would be undertaken principally to produce additional income. Depending on the Underlying Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which an Underlying Fund owns or has the right to acquire or on interest rate indices.

    When an Underlying Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Underlying Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Underlying Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.


    The Equity Funds also may write call options on indices, the movements of which generally correlate with those of the respective Equity Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the applicable Equity Fund's portfolio securities.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES

    The Funds, as well as Fixed Income Fund and International Fund, may engage in futures transactions and purchase options on futures as described with respect to the Funds under "Investment Objectives and Policies -- Investment Policies" and with respect to such Underlying Funds under "The Underlying Funds." In addition, International Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

    The Funds may use futures contracts and options on futures for the purposes specified under "Investment Objectives and Policies -- Investment Policies." An Underlying Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions.


    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's or Underlying Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of International Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's and Underlying Fund's qualification as a regulated investment company under the Code, as amended.


    Where a Fund or an Underlying Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's or Underlying Fund's total assets. Where a Fund or an Underlying Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund or Underlying Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund or Underlying Fund was permitted to enter. Where an Underlying Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

    Futures transactions involve brokerage costs and require a Fund or Underlying Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying Fund had not entered into any futures transactions. In addition, the value of a Fund's or Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

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    FIXED INCOME SECURITIES


    The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.


    In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "The Underlying Funds -- Equity Income Fund."

    ---------------------------------------------------------------------------
    FOREIGN SECURITIES

    GENERAL. Under normal market conditions International Fund invests at least 65% of its total assets in equity securities which trade in markets other than the United States. In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

    Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof;
    (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of

    United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Fixed Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Bank Instruments" below.

    Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks, and foreign branches of United States banks, subject to the limitations described under "The Underlying Funds -- Prime Obligations Fund" above.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

    AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, an Equity Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

    Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

    ---------------------------------------------------------------------------
    FOREIGN CURRENCY TRANSACTIONS

    International Fund invests in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

    International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

    International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date International Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


    Although a foreign currency hedge may be effective in protecting International Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by International Fund from favorable changes in exchange rates. The sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the sub-advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.


    International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES

    Fixed Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.

    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency

    Pass-Through Certificate is an obligation of or guaranteed by Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC").

    The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.


    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Fixed Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fixed Income Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

    It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate or inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. Fixed Income Fund will not invest more than 10% of its total assets in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage backed securities.


    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES

    Fixed Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

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    BANK INSTRUMENTS

    The bank instruments in which Fixed Income Fund may invest include time and savings deposits, deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" above. In each instance, Fixed Income Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

    ---------------------------------------------------------------------------
    LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES


    The loan participation interests in which Prime Obligations Fund may invest represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it, as a fundamental policy, will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's total assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 meet the criteria for liquidity established by the Board of Directors and are quite liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the limitation applicable to restricted securities.


    ---------------------------------------------------------------------------
    CREDIT ENHANCEMENT AGREEMENTS


    Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable. As a non-fundamental policy, Prime Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of Prime Obligations Fund's total assets.


    ---------------------------------------------------------------------------
    MONEY MARKET FUNDS


    When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund's advisor. Investments by the Underlying Funds in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

    The fundamental and nonfundamental investment restrictions of the Underlying Funds are set forth in full in their Statements of Additional Information. The fundamental restrictions include the following:

    * None of the Equity Funds or Fixed Income Fund will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Underlying Fund's total assets.


    * None of such Underlying Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If an Underlying Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Underlying Fund's net income.


    *   None of the Underlying Funds will make short sales of securities.


    * None of the Underlying Funds will purchase any securities on margin except, in the case of the Equity Funds and Fixed Income Fund, to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, Technology Fund and International Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.


    * Prime Obligations Fund will not purchase a security if, as a result: (i) more than 10% of its net assets would be in illiquid assets including time deposits and repurchase agreements maturing in more than seven days; or (ii) 25% or more of its total assets would be in any single industry, except that there is no limitation on the purchase of obligations of domestic commercial banks (excluding, for this purpose, foreign branches of domestic commercial banks). Limitation (ii) does not apply to obligations issued or guaranteed by the United States or its agencies or instrumentalities.

    * Prime Obligations Fund will not borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of Prime Obligations Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that Prime Obligations Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Underlying Fund, as defined in the 1940 Act.

    INFORMATION CONCERNING COMPENSATION PAID TO U.S. BANK NATIONAL ASSOCIATION AND OTHER AFFILIATES

    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

    Investment advisory services -- see "Management-Investment Advisor to the Funds"


    Custodian services -- see "Management-Custodian"

    Sub-administration services -- see "Management-Administrator"

    Shareholder servicing -- see "Distributor"

    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"


    Transfer agent services -- see "Management-Transfer Agent"

FIRST AMERICAN STRATEGY FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

FASF-3000 (5/98)

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 1998
                         AS SUPPLEMENTED ON MAY 15, 1998

                                   INCOME FUND
                                   GROWTH FUND
                             GROWTH AND INCOME FUND
                             AGGRESSIVE GROWTH FUND

         This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated January 31, 1998 as supplemented on May 15, 1998. This Statement of Additional Information is incorporated into the Funds' Prospectus by reference. To obtain copies of the Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (888) 997-8728. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS



                                                 PAGE

General Information...........................    2

Investment Restrictions of the Funds..........    3

Additional Information Concerning
Investments by the Funds and the
Underlying Funds..............................    5
   Short-Term Investments.....................    5
   Repurchase Agreements......................    5
   When-Issued and Delayed Delivery
      Transactions............................    6
   Lending of Portfolio Securities............    6
   Options Transactions.......................    6
   Futures and Options on Futures.............    7
   Foreign Securities.........................    8
   Foreign Currency Transactions..............    8
   Mortgage-Backed Securities.................    9
   Debt Obligations Rated Less Than
      Investment Grade........................   11

Investment Restrictions of the Underlying
Funds ........................................12
   Restrictions Applicable to the Equity
      Funds and Fixed Income Fund.............   12
   Restrictions Applicable to Prime Obligations
      Fund....................................   14

Directors and Executive Officers..............   16
   Directors..................................   16
   Executive Officers.........................   16
   Compensation...............................   17

Investment Advisory and Other Services
for the Funds.................................   18
   Investment Advisory Agreement..............   18
   Administration Agreement...................   19


Distributor and Shareholder Service
      Plan and Agreement......................   20
   Custodian; Transfer Agent; Counsel;
      Accountants.............................   21

Investment Advisory Services for the
Underlying Funds..............................   21
   Investment Advisory Agreements of
      the Underlying Funds....................   21
   Sub-advisory Agreement for International
      Fund....................................   22
   Portfolio Managers for the  Underlying
      Funds...................................   23

Portfolio Transactions and Allocation
 of Brokerage.................................   25

Capital Stock.................................   27

Net Asset Value and Public Offering
 Price........................................   29

Fund Performance..............................   29
   SEC Standardized Performance Figures.......   29
   Non-Standard Distribution Rates............   31
   Certain Performance Comparisons............   31

Taxation......................................   32

Ratings.......................................   33
   Ratings of Corporate Debt Obligations
      and Municipal Bonds.....................   34
   Ratings of Preferred Stock.................   35
   Ratings of Commercial Paper................   36
   Best's Rating System for Insurance ........
   Companies .................................   36
Financial Statements..........................   37

                               GENERAL INFORMATION

   First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

   As described in the Funds' Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment Advisor. These other mutual funds include Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund, International Fund, Health Sciences Fund and Fixed Income Fund, each of which is a series of First American Investment Funds, Inc. ("FAIF"), and Prime Obligations Fund, which is a series of First American Funds, Inc. ("FAF"). These other funds are referred to herein and in the Prospectus collectively as the "Underlying Funds." The first ten funds named above are referred to herein and in the Prospectus collectively as the "Equity Funds."

   The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

   In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

   None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

   None of the Funds will:

     1. Invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the 1940 Act) as the Funds.

     2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options may be deemed to constitute issuing a senior security.

     3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

     4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

     5.   Make short sales of securities.

     6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     8. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and in mortgage-backed securities.

     9. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

     10. Lend any of its assets, except portfolio securities representing up to one-third of the value of its total assets.

          The following restrictions are non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will:

     11. Invest more than 15% of its net assets in all forms of illiquid investments.

     12. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers, other than registered investment companies and series thereof, which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

     13. Invest for the purpose of exercising control or management.

     14. Purchase or sell real estate limited partnership interests, or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

     15. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) each of the Funds may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less, (b) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets, and (c) all Funds may invest in securities of other registered investment companies to the extent permitted by applicable Securities and Exchange Commission exemptive relief, no-action letters, or rules or pursuant to the 1940 Act.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

         The investment objectives, policies and restrictions of the Funds and the Underlying Funds are set forth in such Funds' Prospectus. Additional information concerning the investments which may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

SHORT-TERM INVESTMENTS

         The Funds and the Underlying Funds can invest in a variety of short-term instruments which are specified in the Prospectus. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by the Advisor, and repurchase agreements may be entered into on a joint basis by the Underlying Funds and other funds advised by the Advisor, in each case to the extent permitted by Securities and Exchanges Commission exemptive order. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectus, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or, in the case of International Fund, its sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         The Underlying Funds may invest in repurchase agreements to the extent specified in the Prospectus. The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
         When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will maintain in a segregated account cash or liquid securities in an amount of sufficient to meet its purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its assets.

LENDING OF PORTFOLIO SECURITIES

         When an Underlying Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectus. This collateral must be valued daily by the Underlying Fund's Advisor or sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         As set forth in the Prospectus, U.S. Bank National Association, the Funds' and the Underlying Funds' custodian and an affiliate of the Advisor, may act as securities lending agent for the Underlying Funds and receive separate compensation for such services.

OPTIONS TRANSACTIONS

         OPTIONS ON SECURITIES. To the extent specified in the Prospectus, Underlying Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

         As discussed in the Prospectus, the Funds and certain of the Underlying Funds may enter into futures contracts and may purchase options on futures contracts of various types. In the case of the Funds, these investment techniques may be used in order to remain effectively fully invested in proportions consistent with their current asset allocation strategy in a cost effective manner; to re-allocate assets among asset categories while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. In the case of the Underlying Funds, these investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which an Underlying Fund holds or intends to purchase. The types of futures and options on futures which the Funds and particular Underlying Funds may utilize are described in the Prospectus.

         At the same time a futures contract is purchased or sold, a Fund or Underlying Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund or Underlying Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund or Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying

Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FOREIGN SECURITIES

         As described in the Prospectus, under normal market conditions International Fund invests principally in foreign securities. In addition, the other Equity Funds (excluding Real Estate Securities Fund) may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts, and Fixed Income Fund and Prime Obligations Fund may invest in securities of foreign issuers in the manner and to the extent described in the Prospectus.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         As described in the Prospectus, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where International Fund would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. International Fund will comply with applicable Securities and Exchange Commission announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. International Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, International Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of International Fund's gain would be offset in part by the premium paid for the option. Similarly, if International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the Prospectus, Fixed Income Fund may invest in mortgage-backed securities. Fixed Income Fund will invest only in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described in the Prospectus.

         Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         As stated in the Prospectus, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

     * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         As described in the Prospectus, the "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by the Underlying Funds in less than investment grade convertible debt obligations are set forth in the Prospectus.

         Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on its Advisor's own credit analysis than is the case with investment grade obligations.

                INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE EQUITY FUNDS AND FIXED INCOME FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, the Equity Funds and Fixed Income Fund are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to any of these Underlying Funds without approval by the holders of a majority of the outstanding shares of the applicable Underlying Fund as defined in the 1940 Act. See "Investment Restrictions of the Funds" above.

         None of the Equity Funds or Fixed Income Fund will:

     1. Except for Technology Fund and Health Sciences Fund, invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

     2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

     3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of these Underlying Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no such Underlying Fund will make additional investments while its borrowings exceed 5% of total assets.)

     4.   Make short sales of securities.

     5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, International Fund and Technology Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

     6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any of these Underlying Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     7. Purchase or sell real estate or real estate mortgage loans, except that these Underlying Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Fixed Income Fund, Real Estate Securities Fund, Small Cap Growth Fund, International Fund, Health Sciences Fund and Technology Fund may invest in mortgage-backed securities.

     8. Act as an underwriter of securities of other issuers, except to the extent such an Underlying Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.
     9. Lend any of its assets, except portfolio securities representing up to one-third of the value of their total assets.

          The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without shareholder vote. None of the Equity Funds or Fixed Income Fund will:

     10. Invest more than 15% of its net assets in all forms of illiquid investments.

     11. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers (other than, in the case of Real Estate Securities Fund, publicly traded real estate investment trusts) which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

     12. Invest for the purpose of exercising control or management.

     13. Purchase or sell real estate limited partnership interests (other than, in the case of Real Estate Securities Fund, publicly traded real estate limited partnership interests), or oil, gas or other mineral leases, rights or royalty contracts, except that these Underlying Funds may purchase or sell securities of companies which invest in or hold the foregoing.

     14. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) International Fund may purchase shares of open-end investment companies which invest in permitted investments for such Underlying Fund; (b) each of Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Fund, Health Sciences Fund, Technology Fund, and Fixed Income Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (c) all such Underlying Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets.

     15. Invest in foreign securities, except that (a) Fixed Income Fund each may invest up to 15% of its total assets in foreign securities payable in United States Dollars; (b) Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund each may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and (c) International Fund may invest in foreign securities without limitation.

     16. Except for International Fund, invest in warrants; provided, that the other of such Underlying Funds may invest in warrants in an amount not exceeding 5% of such Underlying Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         For determining compliance with its investment restriction relating to industry concentration, each such Underlying Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Underlying

Fund's Advisor. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 12 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act. See "Investment Restrictions of the Funds" above.

         Prime Obligations Fund may not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Investment Objectives and Policies" in Prime Obligations Fund's Prospectus).

     2. Borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of Prime Obligations Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that Prime Obligations Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

     4. Sell securities short or purchase securities on margin.

     5. Write or purchase put or call options, except that Prime Obligations Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below.

     6. Underwrite the securities of other issuers except to the extent Prime Obligations Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

     7. Invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days.

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     9. Lend money to others except through the purchase of debt obligations of the type which Prime Obligations Fund is permitted to purchase (see "Investment Objective and Policies" in Prime Obligations Fund's Prospectus).

     10. Invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.
     11. Invest in companies for the purpose of exercising control.

     12. Purchase or retain the securities of any issuer if any of the officers or directors of Prime Obligations Fund or its investment Advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FASF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FASF since June 1996, of FAIF since September 1994 and of FAF since December 1994; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.

         Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202:
Director of FAIF, FAF and FASF since October 1997; Vice President, North America
- Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United Airlines in the West Region in San Francisco, California and the Mountain Region in Denver, Colorado; employed at United Airlines since 1967. Age: 51.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FASF since June 1996, of FAIF and FAF since November 1993; President and owner of Executive and Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FASF since June 1996, of FAF since 1984 and of FAIF since April 1991; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age:
56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FASF since June 1996, of FAIF since August 1987 and of FAF since April 1991; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since April 1994; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 38.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FASF since June 1996 and of FAIF and FAF beginning November 1992; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"), SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981.
Age: 53.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since April 1994; Senior Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 37.

         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since 1992; Vice President and Assistant Secretary of the Administrator and the Distributor since 1983. Age: 41.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Strawn from 1991 to 1994. Age: 31.

         Joseph M. O'Donnell, Vice President and Assistant Secretary of FAIF, FAF and FASF beginning in February 1998; Vice President and Assistant Secretary of the Administrator and Distributor since January 1998; Vice President and General Counsel, FPS Services, Inc. from 1993 to 1997; Staff Counsel and Secretary, Provident Mutual Family of Funds from 1990 to 1993. Age: 43.

         Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FAIF, FAF and FASF since December 1997; Associate Director, Funds Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (1993-1997); Registered Representative, First Investors, from 1988 to 1990. Age: 32.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 33

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 49

         Kathy Heilig, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company from 1995 to 1997; and Vice President of SEI Investments Company from 1991 to 1995. Age: 39.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FASF since June 1996 and of FAIF since April 1991 and of FAF since 1981; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FASF, FAIF and FAF. Age: 52.

COMPENSATION

         The First American Family of Funds, which includes FASF, FAIF and FAF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or a committee chair). In addition, directors may receive a per diem fee of $1,000 per day plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out of town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FASF, FAIF and FAF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FASF, FAIF and FAF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FASF had aggregate compensation from FASF in excess of $60,000 during such fiscal year:


                (1)                   (2)                  (3)                   (4)                   (5)

                                                                                              Total Compensation
                                   Aggregate      Pension or Retirement       Estimated       From Registrant and
   Name of                        Compensation     Benefits Accrued as     Annual Benefits        Fund Complex
 Person, Position (1)          From Registrant   Part of Fund Expenses    Upon Retirement     Paid to Directors

Robert J. Dayton, Director             $66                - 0 -                 - 0 -               $33,500

Roger A. Gibson *                      -0-                - 0 -                 - 0 -                 - 0 -

Andrew M. Hunter III, Director         $59                 -0-                   -0-                $23,250

Leonard W. Kedrowski, Director         $62                - 0 -                 - 0 -               $32,700

Robert L. Spies, Director              $59                 -0-                   -0-                $24,050

Joseph D. Strauss, Director            $73                - 0 -                 - 0 -               $39,925

Virginia L. Stringer, Director         $90                - 0 -                 - 0 -               $39,925


* Not a director during the fiscal year ended September 30, 1997.

(1) Gae B. Veit resigned as a director of FAIF, FASF and FAF on September 12, 1997.


              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At December 31, 1997, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $71 billion, consolidated deposits of $48 billion and shareholders' equity of $6 billion.

         Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.25% of its average daily net assets.

         The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates. The Advisory Agreement provides that each Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Fund, for excess fund expenses as may be required by the laws of certain states in which the Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of a Fund for any fiscal year.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal year ended September 30, 1997:

                                                  Year Ended
                                              September 30, 1997

                                      Advisory Fee         Advisory Fee
                                     Before Waivers        After Waivers

Income Fund                               $33,069               $0
Growth and Income Fund                     27,869                0
Growth Fund                                13,262                0
Aggressive Growth Fund                     11,316                0



ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Shareholder Service Plan and Agreement" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectus. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services. The Administrator also serves as administrator for the Underlying Funds and receives compensation for such services. The Underlying Funds have approved the appointment of USB as a sub-administrator (the "Sub-Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Underlying Funds.

         The following table sets forth administrative fees, paid by each of the Funds for the fiscal year ended September 30, 1997:

                                                             Year Ended
                                                         September 30, 1997

Income Fund                                                     $44,990
Growth and Income Fund                                           43,464
Growth Fund                                                      40,308
Aggressive Growth Fund                                           39,740


DISTRIBUTOR AND SHAREHOLDER SERVICE PLAN AND AGREEMENT

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the shares of each Fund. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

         The Distributor serves as distributor for the shares of the Funds pursuant to a Distribution Agreement dated as of October 1, 1996 (the "Distribution Agreement") between itself and the Funds. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Funds. The Distributor may enter into sub-distribution agreements with securities firms, financial institutions (including, without limitation, banks) and other industry professionals. The Distributor receives no separate compensation for distribution of the Funds' Shares.

         The Funds also have entered into a Shareholder Service Plan and Agreement with the Distributor pursuant to which the Distributor agrees to provide, or to enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the shares of the Funds, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The following table sets forth shareholder servicing fees, paid by each of the Funds for the fiscal year ended September 30, 1997:

                                                             Year Ended
                                                         September 30, 1997

Income Fund                                                     $33,069
Growth and Income Fund                                           27,869
Growth Fund                                                      13,262
Aggressive Growth Fund                                           11,316


         The Distributor also serves as distributor for the shares of the Underlying Funds and receives compensation (but not with respect to the class of shares purchased by the Funds) for such services.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF. The Custodian also serves as custodian of the Underlying Funds' assets and receives compensation for such services. In addition, the Custodian may serve as securities lending agent for the Underlying Funds in connection with securities lending transactions undertaken by the Underlying Funds, and it may receive compensation for its provision of services as such securities lending agent.

         DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds. DST Systems, Inc. also serves as transfer agent and dividend disbursing agent for the Underlying Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds. Dorsey & Whitney LLP also serves as independent General Counsel for the Underlying Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings. KPMG Peat Marwick LLP also acts as the Underlying Funds' independent auditors.

              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISORY AGREEMENTS OF THE UNDERLYING FUNDS

         U.S. Bank National Association (the "Advisor"), the Advisor of the Funds, also serves as investment Advisor and manager of each of the Underlying Funds through its First American Asset Management group. For information concerning U.S. Bank, see "Investment Advisory and Other Services for the Funds -- Investment Advisory Agreement" above.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement"), the Equity Funds and Fixed Income Fund engaged the Advisor to act as investment Advisor for and to manage the investment of the assets of each such Underlying Fund. Each such Underlying Fund other than International Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Advisor monthly fees calculated on an annual basis equal to 1.25% of its average daily net assets.

         Pursuant to an Investment Advisory Agreement effective as of January 20, 1995 (the "FAF Advisory Agreement"), Prime Obligations Fund engaged the Advisor to act as investment Advisor for and to manage the investment of the assets of Prime Obligations Fund. Prime Obligations Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.40% of its average daily net assets.

         The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates. The FAIF Advisory Agreement and the FAF Advisory Agreement provide that each Underlying Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Underlying Fund, for excess fund expenses as may be required by the laws of certain states in which the Underlying Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an Underlying Fund for any fiscal year.

         In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (888) 997-8728.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is sub-advisor for International Fund under an agreement with the Advisor (the "Sub-advisory Agreement"). The sub-advisor, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The sub-advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the sub-advisor managed a total of $4.6 billion in investments for 53 institutional investors. Pursuant to the Sub-advisory Agreement, the sub-advisor is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Sub-advisory Agreement, the sub-advisor is required, among other things, to report to the Advisor or the FAIF Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of International Fund to its investment objectives, policies and restrictions. The Sub-advisory Agreement also requires the sub-advisor to provide all office space, personnel and facilities necessary and incident to the sub-advisor's performance of its services under the Sub-advisory Agreement.

         For its services under the Sub-advisory Agreement, the sub-advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets; 0.50% of International Fund's average daily assets in excess of $100 million up to $300 million; 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million; and 0.40% of International Fund's average daily assets in excess of $500 million.

PORTFOLIO MANAGERS FOR THE UNDERLYING FUNDS

         Large Cap Value Fund is managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields, and Mr. Twele. Equity Income Fund and Large Cap Diversified Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb, and Mr. Glenn Johnson. Small Cap Growth Fund, Small Cap Value Fund and Health Sciences Fund are managed by a committee comprised of Mr. Dubiak, Mr. Bren, Mr. Rose, Mr. Buss, Mr. Hipple and Mr. Magdlen. The remaining Underlying Funds are managed or co-managed as indicated below.

         James Doak and John M. Murphy, Jr. are members of the committees which manage three of the Underlying Funds, as set forth above. Their biographies are set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         James S. Rovner is a member of the committee which manages one of the Underlying Funds, as set forth above, and he is portfolio manager for Special Equity Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Gerald C. Bren is a member of the committee which manages two of the Underlying Funds, as set forth above, and he is portfolio co-manager for Small Cap Growth Fund and Health Sciences Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Albin S. Dubiak is a member of the committees which manage three of the Underlying Funds, as set forth above, and he is portfolio co-manager for Small Cap Growth Fund, Small Cap Value Fund, and Health Sciences Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Cori B. Johnson is a member of the committee which manages two of the Underlying Funds, as set forth above, and she is portfolio manager for Real Estate Securities Fund. She joined the Advisor in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

         Roland P. Whitcomb, Jr. is a member of the committees which manage three of the Underlying Funds, as set forth above, and he is portfolio co-manager for Small Cap Value Fund and Technology Fund. Mr. Whitcomb joined the Advisor in 1986 after serving as an account executive with Smith Barney & Co. since 1979. He received his bachelor's degree from the University of Chicago and is a Chartered Financial Analyst.

         Kevin Shields is a member of the committee which manages one of the Underlying Funds, as set forth above. Mr. Shields joined the Advisor in 1993 and has five years of investment industry experience. Mr. Shields has analytic responsibilities for the banking, financial services and insurance industries. Mr. Shields received his bachelor's degree from Marquette University and his master's degree from the Applied Security and Analysis Program at the University of Wisconsin.

         John A. Twele is a member of the committee which manages one of the Underlying Funds, as set forth above. Prior to joining the Advisor in 1996, he was employed in various positions at American Express Financial Advisors, Investment Advisers, Inc., Kemper Financial, and Mercantile Trust. Mr. Twele received his bachelor's degree from Indiana University.

         Douglas K. Rose is a member of the committee which manages three of the Underlying Funds. Mr. Rose joined the Advisor in 1996 and has ten years of investment industry experience. Mr. Rose has analytic responsibilities for the business services, environmental services, leisure and restaurant/lodging industries. He holds a bachelor's degree from the University of Nebraska, and master's degree in business administration from the University of Minnesota. He is a member of the Twin Cities Society of Security Analysts and is a Chartered Financial Analyst.

         Robert L. Buss is a member of the committee which manages three of the Underlying Funds.8 Mr. Buss joined the Advisor in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. He holds a bachelor's degree in Economics from the University of Minnesota.

         Anthony W. Hipple is a member of the committee which manages three of the Underlying Funds. Mr. Hipple is primarily responsible for portfolio analytics and screening. Mr. Hipple joined the Advisor in 1996 and has four years of investment industry experience. He holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

         Frank G. Magdlen is a member of the committee which manages three of the Underlying Funds. He joined the Advisor in 1979 and has 24 years of investment industry experience. Prior to joining the Advisor, he was with First Interstate and Farmers Group. Mr. Magdlen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.

         Glenn E. Johnson is a member of the committee which manages two of the Underlying Funds. He joined the Advisor in 1989 and has 13 years of investment industry experience. Prior to joining the Advisor, he was an analyst with Piper Jaffray Inc. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota and is a Chartered Financial Analyst.

         David Johnson is a co-manager of Real Estate Securities Fund. He joined the Advisor in 1997 and has four years of investment industry experience. He has analytic responsibilities for REITs, business services, printing and publishing, and advertising. Prior to joining the Advisor, he was with the State of Wisconsin Investment Board. He received his bachelor's degree from St. Lawrence University and his master's degree in business administration from the University of Connecticut.

         Martin L. Jones is portfolio co-manager for Fixed Income Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Lucille C. Rehkamp is co-manager for Fixed Income Fund. Her biography is set forth in the Fund's Prospectus under the caption "Management -- Portfolio Management of the Funds.

         Mark M. Green is co-manager for Fixed Income Fund. His biography is set forth in the Fund's Prospectus under the caption "Management -- Portfolio Management of the Funds.
         Joseph M. Ulrey III is portfolio co-manager for Prime Obligations Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Jim Palmer is portfolio co-manager for Prime Obligations Fund. Mr. Palmer joined the Advisor in 1992 and has over seven years of investment industry experience. Prior to joining the Advisor, Mr. Palmer was a securities lending trader and senior master trust accountant with U.S. Bank Trust National Association. He received his bachelor's degree from the University of Wisconsin -- LaCrosse and his master's degree in business administration from the University of Minnesota.

         A committee comprised of the following seven individuals shares the management of International Fund on behalf of its sub-advisor:

         David F. Marvin is Chairman of the sub-advisor and founded the firm together with Mr. Palmer in 1986. Before founding the sub-advisor, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. He received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

         Stanley Palmer is Vice-Chairman and President of the sub-advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. He received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

         Terry B. Mason is a Senior Vice President and portfolio manager of the sub-advisor. Before joining the sub-advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. He received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

         Jay F. Middleton is a Senior Vice President and portfolio manager for the sub-advisor and joined the firm in 1989. He received his bachelor's degree from Wesleyan University.

         Todd D. Marvin is a Senior Vice President and portfolio manager for the sub-advisor and joined the firm in 1991. Before joining the sub-advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

         David L. Schaen is a Vice President and Portfolio Manager for the sub-advisor. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the sub-advisor from 1991 to 1994 and an International Analyst for the sub-advisor from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. He received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.

         Stephen D. Marvin is a Vice President and portfolio manager for the sub-advisor and joined the sub-advisor in 1994. Before joining the sub-advisor, Mr. Marvin was employed by Bear, Stearns & Company as a corporate financial analyst. Mr. Marvin received his bachelor's degree from Carleton College.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         It anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

         To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Some portfolio transactions may involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions may be with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds expect to deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor in performing services for the Funds. The Advisor determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor has not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone:
(888) 997-8728.

                                  CAPITAL STOCK

         As of December 1, 1997, the directors of FASF owned shares of FAIF, FASF and FAF with an aggregate net asset value of $3,596,000. As of January 14, 1998, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares. As of that date, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                          PERCENTAGE OF
                                                           SHARES OWNED
INCOME FUND
     NFSC FEBO # BJF-001643.............................         7.99%
     Fleet Wholesale Supply Co.
     Etal Retirement Plans
     c/o Tom Green
     P. O. Box 5055
     Brainerd, MN  56401-5055

     U.S. Bank National Association.....................         7.38%
     As Fiduciary For First Retirement
     Attn:  Reconciliation SPFT0401
     180 East 5th Street
     St. Paul, MN  55101-1631

     VAR & Co...........................................         7.38%
     P. O. Box 64482
     St. Paul, MN  55164-0482

     Unit & Co..........................................         7.32%
     Attn:  Trust Mutual Funds
     P. O. Box 3168
     Portland, OR  97208-3168

GROWTH AND INCOME FUND
     Unit & Co..........................................        25.72%
     Attn:  Trust Mutual Funds
     P. O. Box 3168
     Portland, OR  97208-3168

     VAR & Co. .........................................        20.27%
     P. O. Box 64482
     St. Paul, MN 55164-0482

     Telco .............................................        15.14%
     Attn: Trust Mutual Funds
     P. O. Box 3168
     Portland, OR 97208-3168

     Wachovia Bank NA...................................         13.86%
     Trust US Bancorp Deferred Comp. Trust
     DTD 8/1/97
     P. O. Box 3073
     Winston Salem, NC  27150

GROWTH FUND
     Unit & Co..........................................         19.50%
     Attn:  Trust Mutual Funds
     P. O. Box 3168
     Portland, OR  97208-3168

     VAR & Co...........................................          8.94%
     P. O. Box 64482
     St. Paul, MN  55164-0482

AGGRESSIVE GROWTH FUND
     Unit & Co..........................................         39.22%
     Attn:  Trust Mutual Funds
     P. O. Box 3168
     Portland, OR  97208-3168

     VAR & Co...........................................         12.33%
     P. O. Box 64482
     St. Paul, MN  55164-0482

     U.S. Bank National Association.....................          6.84%
     As Fiduciary For First Retirement
     Attn:  Reconciliation SPFT0401
     180 East 5th Street
     St. Paul, MN  55101-1631

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of the Funds is summarized in the Prospectus under the caption "Investing in the Funds." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future.

                                                                                                Net
                                                                                            Asset Value
                                        Net Assets                  Shares                   Per Share
                                       (In Dollars)       /       Outstanding       =      (In Dollars)

Income Fund                             $36,118,011                $3,337,762              $10.82

Growth and  Income Fund                  27,565,392                 2,343,810               11.76

Growth Fund                              15,675,513                 1,293,419               12.12

Aggressive Growth Fund                   13,724,705                 1,909,679               12.58


                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

         Based upon the 30-day period ended September 30, 1997, the yields for the shares of the Funds were as follows:

Income Fund                     4.18%
Growth and Income Fund          2.21
Growth Fund                     1.34
Aggressive Growth Fund          0.65

         Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
        Yield     =     2 [((a - b) / cd) + 1)  - 1]

        Where:     a  =   dividends and interest earned during the period
                   b  =   expenses accrued for the period (net of
                          reimbursements)
                   c  =   average daily number of shares outstanding during the
                          period that were
                          entitled to receive dividends
                   d  =   maximum offering price per share on the last day of
                          the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                  P(1 + T)  = ERV

                  Where:     P       =  a hypothetical initial payment of $1,000
                             T       =  average annual total return
                             n       =  number of years
                             ERV     =  ending  redeemable value at the end of
                                        the period of a hypothetical  $1,000
                                        payment made at the beginning of such
                                        period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR             =    ((ERV - P) / P ) 10

                  Where:     CTR      = cumulative total return
                             ERV      = ending redeemable value at the end of,
                                        the period of a hypothetical  $1,000
                                        payment made at the beginning of such
                                        period; and
                             P       =  initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Based on the foregoing, the average annual and cumulative total returns for the shares of the Funds were as follows:

                                                              Average Annual

                                       Cumulative            Since           One     Five
                                    Since Inception*       Inception        Year     Years

Income Fund                           12.51%             12.51%               **      **
Growth and Income Fund                 20.47              20.47               **      **
Growth Fund                            23.23              23.23               **      **
Aggressive Growth Fund                 27.06              27.06               **      **


*       Inception date of October 1, 1996.
**     Not in operation for the entire period.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one year period ended September 30, 1997, the historical distribution rates of the shares of the Funds were as follows:


Income Fund                            3.75%
Growth and Income Fund                  2.21
Growth Fund                             1.47
Aggressive Growth Fund                  0.85


ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one month period ended September 30, 1997 for the funds were as follows:

Income Fund                            4.57%
Growth and Income Fund                  2.43
Growth Fund                             1.23
Aggressive Growth Fund                  0.46


CERTAIN PERFORMANCE COMPARISONS

         The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. These indices and averages are as follows, among others:

         STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS ("S&P 500") is a composite index of common stocks in industrial, transportation, and financial and public utility companies. The S&P 500 index assumes reinvestment of all dividends paid by stocks listed in its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

         RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

         RUSSELL MID-CAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

         LIPPER BALANCED FUNDS AVERAGE is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.

         LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE is an average of funds which allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.

         LIPPER INTERNATIONAL FUNDS AVERAGE is an average of funds which invest primarily in equity securities whose primary trading markets are outside the United States.

         LIPPER GENERAL EQUITY FUNDS AVERAGE is an average of the Lipper Capital Appreciation Average, Lipper Growth Average, Lipper Mid-Cap Average, Lipper Small Company Growth Average, Lipper Growth & Income Average, Lipper Standard & Poor's 500 Index Objective Average and Lipper Standard & Poor's Equity Income Average.

         LIPPER GENERAL BOND FUNDS AVERAGE is an average of funds which invest primarily in corporate and government debt issues without quality or maturity restrictions.

         LIPPER INCOME FUNDS AVERAGE is an average of funds which normally seek a high level of current income through investing in income producing stocks, bonds and money market instruments.

         LIPPER GROWTH & INCOME FUNDS AVERAGE is an average of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

         LIPPER MONEY MARKET INSTRUMENT FUNDS AVERAGE is an average of money market funds which invest in high financial instruments rated in the top two grades.

         MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST ("EAFE") INDEX is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, excluding the United States and Canada.

         LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt.

         SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX represents monthly return equivalents of yield averages which are not marked to market.

         WILSHIRE 5000 EQUITY INDEX measures the performance of all United States headquartered equity securities with readily available price data and is adjusted using over 7,000 capitalization weighted security returns.

         In addition, the Funds may compare their performance to composites constructed from the foregoing indices and averages.

                                    TAXATION

         The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectus in the section entitled "Federal Income Taxes." Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged.

         Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

         While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S.  Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds or the Underlying Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment .

         PRIME-3:  Acceptable capacity for repayment .

None of the Funds or the Underlying Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.

                              FINANCIAL STATEMENTS

         The financial statements of FASF included in its annual report to shareholders dated September 30, 1997 are incorporated herein by reference. Such annual report to shareholders accompanies this Statement of Additional Information.